Exhibit 99.1

FINANCIAL NEWS
Sanmina Reports Second Quarter Fiscal 2025 Financial Results

San Jose, CA – April 28, 2025. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the second quarter ended March 29, 2025 and outlook for its third fiscal quarter ending June 28, 2025.

Second Quarter Fiscal 2025 Financial Highlights •Revenue: $1.98 billion •GAAP operating margin: 4.6% •GAAP diluted EPS: $1.16 •Non-GAAP(1) operating margin: 5.6% •Non-GAAP(1) diluted EPS: $1.41
Additional Highlights •Cash flow from operations: $157 million •Free cash flow(2): $126 million •Share repurchases: 1.03 million shares for $84 million •Ending cash and cash equivalents: $647 million
(1)See Schedule 1 below for information regarding the items excluded from and our use of non-GAAP financial measures. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.
(2)See Condensed Consolidated Cash Flow Statement included in the financial statements furnished with this release.

“We delivered solid financial results for the second quarter, with revenue at the high end and non-GAAP earnings per share exceeding our outlook. Our ability to adapt to the evolving environment is reflected in our consistent operating margin and strong cash generation,” stated Jure Sola, Chairman and Chief Executive Officer. “Our regional manufacturing footprint has enabled us to be agile and responsive to support our customers during these uncertain times. We remain focused on operational execution and driving shareholder value. Based on our results for the first half of fiscal 2025 and our outlook for the third quarter, we remain confident that fiscal 2025 will be a growth year,” Sola concluded.
Third Quarter Fiscal 2025 Outlook
The following outlook is for the third fiscal quarter ending June 28, 2025. These statements are forward-looking and actual results may differ materially.
•Revenue between $1.925 billion to $2.025 billion
•GAAP diluted earnings per share between $1.05 to $1.15
•Non-GAAP diluted earnings per share between $1.35 to $1.45
Safe Harbor Statement
The statements above including our financial outlook for the third quarter fiscal 2025 and expectations for growth in fiscal 2025 generally, constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, including adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable, including uncertainties related to trade policy; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations;

geopolitical uncertainty, and the other risk factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission.

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.
Company Conference Call Information
Sanmina will hold a conference call to review its financial results for the second quarter and outlook for the third quarter of fiscal 2025 on Monday, April 28, 2025 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 800-836-8184 and international 646-357-8785. The conference will also be webcast live over the Internet. You can log on to the live webcast at Q2'25 Earnings. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 888-660-6345 and international 646-517-4150, access code is 31002#.
About Sanmina
Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the industrial, medical, defense and aerospace, automotive, communications networks and cloud infrastructure markets. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.
Sanmina Contact
Paige Melching
SVP, Investor Communications
408-964-3610

Sanmina Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(GAAP)
(Unaudited)

	March 29, 2025	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$647,141	$625,860
Accounts receivable, net	1,383,116	1,337,562
Contract assets	384,629	384,077
Inventories	1,548,093	1,443,629
Prepaid expenses and other current assets	104,080	79,301
Total current assets	4,067,059	3,870,429
Property, plant and equipment, net	608,749	616,067
Deferred income tax assets	155,685	160,703
Other assets	135,139	175,646
Total assets	$4,966,632	$4,822,845
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,351,087	$1,441,984
Accrued liabilities	125,655	132,513
Deferred revenue and customer advances	443,983	215,553
Accrued payroll and related benefits	134,879	133,129
Short-term debt, including current portion of long-term debt	17,500	17,500
Total current liabilities	2,073,104	1,940,679
Long-term liabilities:
Long-term debt	291,394	299,823
Other liabilities	206,564	220,835
Total long-term liabilities	497,958	520,658

Stockholders' equity	2,395,570	2,361,508
Total liabilities and stockholders' equity	$4,966,632	$4,822,845

Sanmina Corporation
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(GAAP)
(Unaudited)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024

Net sales	$1,984,080	$1,834,595	$3,990,428	$3,709,393
Cost of sales	1,807,845	1,679,838	3,646,278	3,393,796
Gross profit	176,235	154,757	344,150	315,597

Operating expenses:
Selling, general and administrative	76,313	69,199	147,158	133,984
Research and development	7,316	6,323	14,340	12,612
Restructuring	990	3,274	2,426	5,464
Total operating expenses	84,619	78,796	163,924	152,060

Operating income	91,616	75,961	180,226	163,537

Interest income	3,723	3,412	7,119	7,069
Interest expense	(4,979)	(8,218)	(9,980)	(16,630)
Other income (expense), net	(1,955)	3,276	(2,684)	2,143
Interest and other, net	(3,211)	(1,530)	(5,545)	(7,418)

Income before income taxes	88,405	74,431	174,681	156,119
Provision for income taxes	17,890	19,122	33,282	40,446
Net income before noncontrolling interest	70,515	55,309	141,399	115,673
Less: Net income attributable to noncontrolling interest	6,307	2,824	12,188	6,120
Net income attributable to common shareholders	$64,208	$52,485	$129,211	$109,553

Net income attributable to common shareholders per share:
Basic	$1.18	$0.94	$2.38	$1.95
Diluted	$1.16	$0.93	$2.32	$1.91

Weighted-average shares used in computing per share amounts:
Basic	54,405	55,585	54,304	56,062
Diluted	55,511	56,699	55,681	57,470

Sanmina Corporation
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 29, 2025	December 28, 2024	March 30, 2024

GAAP Operating income	$91,616	$88,610	$75,961
GAAP Operating margin	4.6%	4.4%	4.1%
Adjustments:
Stock compensation expense (1)	15,790	15,292	14,651
Distressed customer charges (2)	159	6,872	4,299
Legal (3)	—	450	1,350
Restructuring and other	3,081	1,436	3,274
Non-GAAP Operating income	$110,646	$112,660	$99,535
Non-GAAP Operating margin	5.6%	5.6%	5.4%

GAAP Net income attributable to common shareholders	$64,208	$65,003	$52,485
Adjustments:
Operating income adjustments (see above)	19,030	24,050	23,574
Legal (3)	—	—	(4,967)
Adjustments for taxes (4)	(5,201)	(8,880)	2,849
Non-GAAP Net income attributable to common shareholders	$78,037	$80,173	$73,941

GAAP Net income attributable to common shareholders per share:
Basic	$1.18	$1.20	$0.94
Diluted	$1.16	$1.16	$0.93
Non-GAAP Net income attributable to common shareholders per share:
Basic	$1.43	$1.48	$1.33
Diluted	$1.41	$1.44	$1.30
Weighted-average shares used in computing per share amounts:
Basic	54,405	54,206	55,585
Diluted	55,511	55,853	56,699

(1) Stock compensation expense
Cost of sales	$4,931	$5,024	$4,416
Selling, general and administrative	10,580	9,962	9,984
Research and development	279	306	251
Total	$15,790	$15,292	$14,651

(2)	Relates to accounts receivable and inventory write-downs associated with distressed customers.

(3)	Represents charges and recoveries associated with certain legal matters.

(4)	Adjustments for taxes include the tax effects of the various adjustments we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items.

Q3 FY25 Earnings Per Share Outlook*:	Q3 FY25 EPS Range
	Low	High
GAAP diluted earnings per share	$1.05	$1.15
Stock compensation expense	$0.30	$0.30
Non-GAAP diluted earnings per share	$1.35	$1.45

* Due to uncertainty regarding the timing of recognition of restructuring, acquisition and integration expenses, impairment charges and other unusual or infrequent items, if any, that could be incurred during the third quarter of FY25, an estimate of such items is not included in the outlook for Q3 FY25 GAAP EPS.

Sanmina Corporation
Condensed Consolidated Cash Flow
(in thousands)
(GAAP)
(Unaudited)

	Three Months Ended		Six Months Ended
	March 29, 2025	March 30, 2024	March 29, 2025	March 30, 2024

Net income before noncontrolling interest	$70,515	$55,309	$141,399	$115,673
Depreciation	28,208	30,274	60,053	61,000
Other, net	13,921	18,634	35,075	36,819
Net change in net working capital	44,214	(31,900)	(15,731)	(15,150)
Cash provided by operating activities	156,858	72,317	220,796	198,342

Purchases of long-term investments	(14,340)	(700)	(14,640)	(1,300)
Proceeds from long-term investments	49,309	—	49,309	—
Net purchases of property & equipment	(30,647)	(29,611)	(47,568)	(63,827)
Cash used in investing activities	4,322	(30,311)	(12,899)	(65,127)

Net share repurchases	(84,340)	(1,255)	(100,453)	(107,605)
Net borrowing activities	(4,375)	(4,375)	(8,750)	(17,195)
Payments for tax withholding on stock-based compensation	(29,312)	(16,222)	(37,655)	(25,491)
Cash used in financing activities	(118,027)	(21,852)	(146,858)	(150,291)

Effect of exchange rate changes	1,165	(886)	(179)	364

Net change in cash, cash equivalents & restricted cash equivalents	$44,318	$19,268	$60,860	$(16,712)

Free cash flow:
Cash provided by operating activities	$156,858	$72,317	$220,796	$198,342
Net purchases of property & equipment	(30,647)	(29,611)	(47,568)	(63,827)
	$126,211	$42,706	$173,228	$134,515

Schedule 1

The statements above and financial information provided in this earnings release include non-GAAP measures of operating income, operating margin, net income and earnings per share. Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because such charges or benefits are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the charges, benefits and expenses excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of employee severance, lease termination costs, exit costs, environmental investigation, remediation and related employee costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) generally do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges for Goodwill and Other Assets, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, and gains and losses on sales of assets, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures and adjustments related to deferred tax and discrete tax items. Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates. In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.